Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER UNDER SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Allan Block, hereby certify that the quarterly report on Form 10-Q of the Registrant for the quarter ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: November 10, 2004	/s/ Allan Block

	Name:	Allan Block
	Title:	Managing Director